UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 21, 2004
                                                       -------------------------


                           IMMTECH INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      8733                   39-1523370
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      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 573-0033
                                                          ----------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
            ------------

Consummation of Private Placements
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            On January 15, 2004, Immtech International, Inc. (the "Company")
filed with the Secretary of State of the State of Delaware a Certificate of Designation designating 200,000 of its preferred stock as Series D Convertible Preferred Stock ("Series D Stock") and on January 15, 2004 through January
16, 2004, the Company issued an aggregate of 187,060 shares of its Series D Stock and 187,060 related common stock warrants ("Warrants") in private placements to certain accredited and non-United States investors in reliance on Regulation D and Regulation S, respectively, under the Securities Act of 1933, as amended ("Securities Act"). To date, the gross proceeds of the offering are $4,676,500. The Series D Preferred Stock is subject to the terms and conditions of the Certificate of Designation attached hereto as Exhibit 4.1. The securities were sold pursuant to exemptions from registration under the Securities Act and have not been registered under the Securities Act. They may not be offered, sold, pledged or otherwise transferred by the purchasers in the absence of registration or an applicable exemption therefrom. Pursuant to the terms of the Series D Convertible Preferred Stock Regulation D Subscription Agreement ("Regulation D Subscription Agreement"), the Series D Convertible Preferred Stock Regulation S Subscription Agreement ("Regulation S Subscription Agreement") and the Warrant, the Company has agreed to prepare and file with the Securities and Exchange Commission within 180 business days of issuance of such securities a registration statement on Form S-3 covering the resale of the shares of the Company's common stock issuable upon conversion of the Series D Stock and exercise of the related Warrants. The terms of the private placements are more fully set forth in the forms of Regulation D Subscription Agreement, Regulation S Subscription Agreement and Common Stock Purchase Warrant attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) The following exhibits are filed with this report:

  Exhibit Number                          Description
------------------ -------------------------------------------------------------
       4.1         Certificate of Designation Series D Convertible Preferred
                   Stock

      10.1 Form of Series D Convertible Preferred Stock Regulation D Subscription Agreement

      10.2 Form of Series D Convertible Preferred Stock Regulation S Subscription Agreement

      10.3         Form of Common Stock Purchase Warrant

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By: /s/ T. Stephen Thompson
                                             ----------------------------------
                                             T. Stephen Thompson
                                             Chief Executive Officer and
                                             President

Dated:  January 21, 2004